                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported):  May 28, 1996

                          ALL-COMM MEDIA CORPORATION
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


                Nevada               0-16730              88-0085608
            ---------------        ------------         --------------
            (State or other        (Commission          (IRS Employer
            jurisdiction of        File Number)         Identification
            incorporation)                                  Number)



                              400 Corporate Pointe
                                   Suite 780
                         Culver City, California 90230
                     --------------------------------------
                     Address of Principal Executive Offices


Registrant's telephone number, including area code:   310/342-2800

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

(a) Messrs. H. William Coogan, Jr. and C. Anthony Wainwright resigned as directors of All-Comm Media effective as of May 28, 1996. Messrs. Coogan and Wainwright requested that Mr. Stephen Dunn, the President of the Company's operating subsidiary, be added to the Board of Directors of the Company.

(b) The Company contacted Mr. Dunn with regard to joining the Board of Directors but Mr. Dunn declined to be so appointed at this time.

(c)  Exhibits.

     17.1  Memorandum from H. William Coogan                         Page 3
     17.2  Letter re director resignation - H. William Coogan        Page 4
     17.3  Letter re director resignation - C. Anthony Wainwright    Page 5


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALL-COMM MEDIA CORPORATION


Date:  May 28, 1996               By:      /s/  E. William Savage
                                      ------------------------------
                                  Name:     E. William Savage
                                  Title:    President and Chief
                                            Operating Officer





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
Exhibit 17.1



                                   MEMORANDUM



VIA FACSIMILE (310) 342-2801

TO:         Barry Peters
            Bill Savage

FROM:       Bill Coogan
            Tony Wainwright

RE:         Your Memos

DATE:       May 23, 1996



         Tony and I have just spoken and discussed your memos regarding All-Comm, ------R------, Stephen Dunn, etc.

         We want to make our position very clear to you both. We want Stephen Dunn on the Board effective immediately and for all the reasons we've previously conveyed to you! You have our two affirmative votes on this. If you don't agree and refuse to add Dunn to the All-Comm Board, you will have to accept our resignations from the All-Comm Board effective Tuesday, May 28, 1996.



HWC/mjr
cc:  Tony Wainwright (via facsimile (305) 776-3301)





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Exhibit 17.2


                                   MEMORANDUM



VIA FACSIMILE (310) 342-2801

TO:              Barry Peters
                 Bill Savage

FROM:            Bill Coogan

RE:              Resignation from All-Comm Board

DATE:            May 28, 1996


         Consistent with my memo dated May 23, 1996, please accept my resignation from the All-Comm Board, effective immediately. Please make everyone that should know of my resignation aware of it. Also, please fax a copy of All-Comm's press release regarding my resignation to me ASAP.



HWC/mjr
cc.  Tony Wainwright (via facsimile (305) 776-3301)

Exhibit 17.3


                        HARRIS   o    DRURY   o    COHEN

                                  VIA TELEFAX


TO:     Barry Peters
        CEO
        All-Comm


                               HARRIS DRURY COHEN
                    1901 West Cypress Creek Road, 6th Floor
                            Ft. Lauderdale, FL 33309
                                 (305) 771-1800
                               (305) 771-2008 Fax

NUMBER OF PAGES BEING TRANSMITTED:   1

DATE:  5/28/96                                        TIME:  11:57am


NOTES:

Dear Barry:

This confirms my resignation from the board of All-Comm effective immediately.

I wish you and Bill the very best.

Best regards,

/s/ C. Anthony Wainwright
- --------------------------------
C. Anthony Wainwright
Chairman

cc.      Bill Coogan
         Bill Savage





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